Loans - Schedule of Future Loan Obligations According to the Terms of the Loan (Details)	Apr. 30, 2025 JPY (¥)	Apr. 30, 2025 USD ($)	Apr. 30, 2024 JPY (¥)
Schedule of Future Loan Obligations According to the Terms of the Loan [Abstract]
2026	¥ 15,204,000	$ 106,597
2027	15,204,000	106,597
2028	8,687,000	60,906
2029	5,004,000	35,084
2030	4,964,000	34,803
Thereafter
Total	¥ 49,063,000	$ 343,987	¥ 168,368,000